EXHIBIT 10.2


                                  SCHEDULE 3.3
                                                                        No. 1079


                                 AWARD AGREEMENT


Optionee: Rick Hockensmith                         Grant Date: November 28, 2005

Per Share Exercise Price: $4.06                       Number of Shares:-400,000-

Plan: DHB Industries, Inc. 2005           Option Type: Nonqualified Stock Option
      _________________________                        _________________________

Omnibus Equity Incentive Plan
_____________________________


     AWARD AGREEMENT (this "Agreement") dated as of the Grant Date specified above between DHB Industries, Inc., a Delaware corporation (the "Company"), and the Optionee specified above, pursuant to the Plan specified above as in effect and as amended from time to time.

     1. INCORPORATION BY REFERENCE. This Agreement is subject in all respects to the terms and provisions of the Plan, all of which are by this reference made a part of and incorporated in this Agreement. Any capitalized term not defined in this Agreement shall have the meaning ascribed to it in the Plan. If and to the extent this Agreement and the Plan conflict, the Plan shall control.

     2. GRANT OF OPTION. The Company grants to the Optionee, as of the Grant Date specified above, an option (the "Option") to acquire the number of Shares of the Company's common stock specified above (the "Option Shares") from the Company at the Per Share Exercise Price specified above. The Option is not intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Internal Revenue Code.

     3. EXERCISE OF OPTION.

          (a) Except as otherwise provided in the Plan and this Agreement, the Option shall vest and become exercisable as to 200,000 of the Option Shares (subject to adjustment in accordance with Section 9) on the Grant Date and the remaining 200,000 Option Shares on the second anniversary of the Grant Date.

          (b) The Option may not be exercised for a fractional share of common stock.

     4. METHOD OF EXERCISE AND PAYMENT. To exercise the Option, the Optionee must deliver a written notice, in such manner and form as the Company may require, to the Company's corporate secretary or the secretary's designee on any business day. The notice must specify the number of the Option Shares the Optionee wants to acquire, the date of grant of the Option, the aggregate purchase price for the shares with respect to which the Option is exercised, and the effective date of exercise (no earlier than the date of receipt of such


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notice by the Company). The notice must be accompanied by payment, made in the manner set forth in the Plan, of (i) the aggregate purchase price for the Option Shares to be acquired (except as otherwise provided in the following sentence), and (ii) unless the Committee administering the Plan determines otherwise, the amount of any taxes (including, without limitation, any FICA, FUTA and similar taxes) required to be withheld and paid by the Company or its Related Entity in connection with the exercise of the Option, as determined by the Committee. Notwithstanding the preceding sentence, the Optionee may elect in the notice of exercise to make a cashless exercise of the Option, in which event the amount described in clause (i) of the immediately preceding sentence shall not be required to be paid to the Company and the Company shall deliver to the Optionee the number of Option Shares determined as follows

                             X = Y [(A-B)/A]
                  Where:

                             X = the number of Option Shares to be issued to the
                                 Optionee.

                             Y = the number of Option Shares with respect to
                                 which this Option is being exercised.

                             A = the average of the closing bid prices for the
                                 five most recent business days preceding the date of exercise on which the common stock of the Company has traded on the primary exchange or market on which it is listed.

                             B = the Per Share Exercise Price.

     Notwithstanding the above, the Company may decline to effect such a cashless exercise of the Option or any portion thereof if the Committee determines that such an exercise would conflict with any law, governmental or regulatory requirement, or contractual obligation to which the Company is subject.

     5. TERMINATION. Unless terminated earlier in accordance with this Agreement, the Option shall terminate as and to the extent provided in the Plan, and, in any event, the Option shall expire the earlier of (i) the day immediately preceding the tenth anniversary of the Grant Date, and (ii) 90 days after the termination of employment of the Optionee by the Company for any reason other than death (and one year after the termination of employment by reason of death), and thereafter shall no longer be exercisable. 1.

     6. DIVIDENDS. The Option shall not entitle the Optionee to receive any dividend declared on the Company's common stock prior to the delivery of Option Shares pursuant to the exercise of the Option.


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     7. NON-TRANSFERABILITY. Neither the Optionee nor the Optionee's
beneficiaries shall sell, exchange, transfer, assign, or otherwise dispose of the Option or any rights or interests therein, other than by testamentary disposition by the Optionee or the laws of descent and distribution, or except as the Committee administering the Plan may otherwise determine subject to such terms and conditions as may be imposed by the Committee in its sole discretion. Neither the Optionee nor the Optionee's beneficiaries shall pledge, encumber, or otherwise hypothecate the Option or any rights or interests therein in any way at any time. The Option shall not be subject to execution, attachment, or similar legal process. Any attempted sale, pledge, or other disposition of the Option in violation of this paragraph shall be void and of no force or effect.

     8. REPRESENTATION. The Optionee represents that the Optionee is an individual providing services to the Company or a Related Entity and eligible to receive the Option under the Plan.

     9. ADJUSTMENTS. The number and kind of Option Shares subject to delivery hereunder, the Per Share Exercise Price, and other terms of this Agreement shall be subject to adjustment under the circumstances and to the extent provided in the Plan.

     10. ENTIRE AGREEMENT; AMENDMENT. This Agreement is an Award Agreement under the Plan; contains, together with the Plan itself, the entire agreement between the parties; and supersedes any other oral and written agreements previously entered into by the parties concerning the same subject matter. This Agreement may be modified or rescinded only with the written consent of both parties.

     11. GOVERNING LAW. Delaware law shall govern this Agreement and its interpretation. The issuance of the Option (and the Option Shares upon exercise of this Option) pursuant to this Agreement shall be subject to, and shall comply with, any applicable requirements of any federal and state securities laws, rules, and regulations (including but not limited to the Securities Act, the Exchange Act, and the respective rules and regulations promulgated thereunder) and any other applicable law or regulation.

     12. BINDING EFFECT. This Agreement shall bind and inure to the benefit of the Company and its successors and assigns.

     13. NOTICES. Any and all notices or other communications hereunder (including without limitation any notice of exercise) shall be in writing and shall be deemed given and effective (i) when transmitted by facsimile (confirmed electronically), if such notice or communication is delivered via facsimile to the facsimile number specified in this Section; (ii) on the first business day after it is sent by nationally recognized overnight courier service to the address specified in this Section, or (iii) upon actual receipt by the party to whom such notice is required to be given. The addresses for such communications shall be: (i) if to the Company, to DHB Industries, Inc., 400 Post Avenue, Suite 303, Westbury, New York 11590, Attn: Dawn Schlegel, Facsimile No: (516) 997-5051, or (ii) if to the Optionee, to the address for such Optionee appearing on the books and records of the Company or a Related Entity, or such other address as the Optionee may provide to the Company by written notice under this Agreement.


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     14. COUNTERPARTS. This Agreement may be executed in counterparts, each of which shall be deemed an original, and all of which, taken together, shall constitute one and the same instrument.



                                       DHB INDUSTRIES, INC.



                                       By: /s/ JEROME KRANTZ
                                           ___________________________________
                                           Name:  Jerome Krantz
                                           Title: Chairman of the Compensation
                                                  Committee



                                           /s/RICK HOCKENSMITH
                                           ___________________________________
                                              Rick Hockensmith


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                          FORM OF ELECTION TO PURCHASE


To by DHB Industries, Inc.:

The undersigned is the Holder of Award Agreement No. 1086 pursuant to which the undersigned received certain options (the "Option") to purchase shares of the common stock (the "Common Stock") of DHB Industries Inc., a Delaware corporation (the "Company"). Capitalized terms used herein and not otherwise defined have the respective meanings set forth in the Award Agreement.

1. The Option is currently exercisable to purchase a total of ______ shares of Common Stock.

2. The undersigned Holder hereby exercises its rights with respect to _____ shares of Common Stock pursuant to the Option ("Exercised Share Number").

     By its delivery of this Form of Election To Purchase, the Holder represents and warrants to the Company that in giving effect to the exercise evidenced hereby the Holder will not beneficially own in excess of the number of shares of Common Stock (determined in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended) permitted to be owned under above-referenced Award Agreement to which this notice relates.

     The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of Rick Hockensmith.


Please print

Dated:  ______________              Name of Holder _____________________

Address ________________________________________________________________

Name_____________________  Title _______________

Social Security or Tax ID: Number____________________

Signature:__________________________________